AMERICAN AADVANTAGE MILEAGE FUNDS

Supplement to the Statement of Additional Information dated March 1, 2001


Roger T. Staubach is hereby removed from the list of Trustees and Officers of the Trust and the AMR Trust on page 7.

The Trustee compensation table on page 9 is hereby amended to include "**" after Roger T. Staubach's name and the following footnote:

     ** Roger T. Staubach resigned from the Board of each Trust effective July 4, 2001.